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                                  UNITED STATES
                        SECURITES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported)    September 22, 2003
                                           ----------------------------


                             Vicom, Incorporated
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             (Exact name of registrant as specified in its chapter)



         Minnesota                        13529                  41-1255001
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 (State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)



       9449 Science Center Drive
           New Hope, Minnesota                                       55428
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   (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code  763-504-3000
                                                    ------------


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          (Former name or former address, if changed since last report)





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Item 5

Other Events and Regulation FD Disclosure.

On September 22, 2003, certain purchasers, as detailed in the attached securities purchase agreement, made a 1.65 million dollar investment in Vicom common stock, the details of which are contained in the attached exhibits.



                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 22, 2003                       Vicom, Incorporated


                                                By James L. Mandel
                                                   ----------------------------
                                                   James L. Mandel
                                                   Chief Executive Officer


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                                  Exhibit Index


16.1     Securities Purchase Agreement
16.2     Warrant
16.3     Registration Rights Agreement



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